UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22570

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
(Exact name of registrant as specified in charter)

THREE WORLD FINANCIAL CENTER 200 VESEY STREET NEW YORK, NEW YORK			10281-1010
(Address of principal executive offices)			(Zip code)

KIM G. REDDING, PRESIDENT BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC. THREE WORLD FINANCIAL CENTER 200 VESEY STREET NEW YORK, NEW YORK 10281-1010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 497-3746

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2011

Item 1. Reports to Shareholders.

Brookfield Investment Management

2011

ANNUAL REPORT

Brookfield Global Listed Infrastructure Income Fund Inc.

IN PROFILE

Brookfield Investment Management Inc. is a global investment manager focused on specialized equity and fixed income securities investments. The firm is a subsidiary of Brookfield Asset Management Inc., a leading global alternative asset manager with approximately $150 billion in assets under management as of December 31, 2011 and over 100 years of history in owning and operating assets with a focus on real estate, infrastructure, power and private equity.

Brookfield Investment Management Inc. is an SEC-registered investment advisor, and with its affiliates, had approximately $21 billion in assets under management as of December 31, 2011. Headquartered in New York, the firm maintains offices and investment teams in Chicago, Boston, London, Hong Kong, Sydney and Toronto.

TABLE OF CONTENTS

Letter to Shareholders	1

Management Discussion of Fund Performance	2

Portfolio Characteristics	4

Portfolio of Investments	5

Notes to Portfolios of Investments	8

Statement of Assets and Liabilities	9

Statement of Operations	10

Statement of Changes in Net Assets	11

Statement of Cash Flows	12

Financial Highlights	13

Notes to Financial Statements	14

Report of Independent Registered Public Accounting Firm	25

Tax Information	26

Board Considerations Relating to the Investment Advisory Agreements	27

Information Concerning Directors and Officers	29

Dividend Reinvestment Plan	32

This report is for shareholder information. This is not a prospectus intended for the use in the purchase or sale of Fund shares.

NOT FDIC INSURED  MAY LOSE VALUE  NOT BANK GUARANTEED

© Copyright 2011. Brookfield Investment Management Inc.

LETTER TO SHAREHOLDERS

Dear Shareholders,

I am pleased to provide the first Annual Report for Brookfield Global Listed Infrastructure Income Fund Inc. (the "Fund") covering the period from the commencement of investment operations on August 26, 2011 through the end of the Fund's fiscal year end.

The capital markets faced significant challenges throughout 2011, as investors remained concerned over the health of the global economy, sovereign debt issues in Europe, and enhanced regulation in the U.S. and abroad. Investor confidence shifted regularly in response to economic data releases and financial headlines, resulting in a volatile and highly correlated market. Accordingly, the appetite for risk diminished and investor focus shifted toward safety.

However, as 2011 drew to a close, the capital markets began to regain some footing due to early signs of economic stabilization and recovery in the U.S. While this rally in performance could not offset the challenges experienced earlier in the year for all facets of the investment market, it did provide improved confidence heading into 2012.

Within this volatile environment, global infrastructure securities provided attractive returns, as investors sought safety in the steady and growing cash flows and appealing yield profiles offered by these companies. As we move forward, we expect the asset class to continue to offer an attractive level of current income, particularly in a low interest rate environment, and the potential for capital appreciation. Furthermore, accelerating demand for investment in hard assets with stable underlying fundamentals should benefit infrastructure securities as well. We acknowledge that risks to future performance remain, with ongoing concerns over the Eurozone crisis, softening economic activity in Asia, and the fragile U.S. recovery continuing to dominate headlines. However, we believe these risks have been incorporated into current valuation levels and that investor expectations for the coming year may be surpassed.

In addition to performance information, this report provides an overview of market conditions and a discussion of factors affecting the Fund's investment performance, together with the Fund's audited financial statements and portfolio of investments as of December 31, 2011.

We welcome your questions and comments, and encourage you to contact our Investor Relations team at (800) 497-3746 or visit us at www.brookfieldim.com for more information. Thank you for your support.

Sincerely,

Kim G. Redding

President

2011 Annual Report

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the fiscal year ended December 31, 2011, Brookfield Global Listed Infrastructure Income Fund Inc. (NYSE: INF) had a total return based on net asset value of 7.27% and a total return based on market price of -10.16%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on NYSE closing price of $17.61 on December 31, 2011, the Fund's shares had a dividend yield of 7.95%. The dividend yield is calculated as the annualized amount of the reporting period's most recent dividend declared divided by the stated stock price.

PORTFOLIO STRATEGY

Individual contributors of performance included three U.S. based Oil & Gas Storage & Transmission companies. Kinder Morgan Management LLC performed well following the announcement of its acquisition of El Paso Corporation (EP).

Spectra Energy Corp. also contributed to the Fund's performance during the period as we believe investors are attracted to the steady and growing cash flows and attractive yield profiles offered by U.S. energy companies. The company was trading at a discount to peers in the sector and traded up as a result over the reporting period.

Enbridge Energy Partners LP has been the beneficiary of recent news regarding a delay in competitor TransCanada's Keystone XL pipeline. Enbridge, together with Enterprise Products Partners LP, controls two of the most likely alternatives to TransCanada's Keystone XL project including the Seaway Pipeline. Investors have reacted positively to the potential of the company to increase market share relative to its competitors and the security has traded up as a result.

Detractors of performance included primarily non-U.S. based companies. Companhia Energetica de Minas Gerais-CEMIG ADS, a Brazilian Electricity Transmission & Distribution company and Light S/A, another Brazilian Diversified Infrastructure company were both affected by the Brazilian Real's decline during the period as a result of the market selloff in August 2011. The currency has rebounded relative to the U.S. dollar, but Brazilian securities held within the portfolio detracted from Fund performance during the period.

Red Electrica Corp. SA, a Spanish Electricity Transmission & Distribution company has been negatively impacted by the macro selloff throughout Southern European countries.

INFRASTRUCTURE MARKET OVERVIEW AND OUTLOOK

Macroeconomic events led the day throughout much of 2011, impacting infrastructure securities which often rose and fell along with broader equity markets. However, while global infrastructure securities have not been immune to excess volatility in the "risk-on/risk-off" market environment, we believe investors sought the perceived safety in the historically steady and potentially growing cash flows and attractive yield profiles offered by listed infrastructure companies. Indeed, infrastructure companies significantly outperformed the broader equity markets by 19.4%, with the Dow Jones Brookfield Global Infrastructure Composite Index returning 14.4% versus the MSCI World Index which returned negative 5.0%. All geographic regions within the Dow Jones Brookfield Global Infrastructure Index Series (the "Asset Class") delivered positive performance in 2011, with the Americas region returning 21.2% followed by the Asia Pacific and European regions at 4.4% and 3.7%, respectively. All industry sectors within the Asset Class delivered positive returns except the higher beta transportation sectors (airports, seaports and toll roads), which delivered negative returns.

During 2011, indebted governments began seeking infrastructure asset sales in an effort to improve sovereign balance sheets. Portugal requested a bailout from the International Monetary Fund (IMF), and part of the aid package will include the sale of its stakes in Portuguese energy companies. In December it was announced that this will include the sale of up to 40% of the €1 billion energy company Redes Energeticas Nacionais SA (REN), which operates Portugal's electricity and gas grids.

Brookfield Investment Management Inc.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

We continue to closely monitor the various regulatory frameworks globally that impact our investment universe, particularly pending regulatory announcements that could impact future cash flow expectations, either positively or negatively. This was especially important in 2011 as significant macroeconomic events unfolded.

At the outset of 2011, the Chinese government continued the prior year's policies, implementing cooling measures aimed at controlling inflation. In January, China's central bank ordered banks to set aside additional cash reserves, lifting required ratios by 50 basis points in another attempt to tighten monetary policy. Chinese securities dropped sharply as a result. The Chinese Ministry of Communications also announced a potential reduction in toll rates in exchange for increasing operators' concession periods by 20 years or more. This negatively impacted Chinese toll road equity prices, as it introduced uncertainty into the sector, and could result in lower earnings in the short-term. However, the expected impact on the overall value of the companies is limited. Chinese equity markets were impacted further as the year progressed driven by investors' preference for less risky investments.

European infrastructure securities, already down on concerns about Europe, were impacted further as regulatory changes led to selloffs in the space, particularly in Italy and Spain. New austerity measures announced by the Italian government in the second half of 2011 to cut its fiscal deficit included a 4% tax increase on corporate utilities, with the express provision that the additional tax cannot be passed through to the end consumer. Italian energy companies in the benchmark were affected following the announcement.

OUTLOOK

We believe infrastructure assets should be well positioned to offer attractive current income as well as predictable growth and the potential for capital appreciation in the coming year. We continue to see growing demand coupled with an expanding investable universe. Further, we believe Gross Domestic Product (GDP) growth will remain moderate and therefore interest rates benign into 2012, which should benefit asset classes like infrastructure as investors may turn to higher yielding equities as an alternative to bonds.

The economic outlook for North America has continued to advance with improving consumer confidence, housing and jobs data. The region has benefitted from the "risk-off" trade in recent months and is therefore more fully valued on a relative basis than Europe and the Asia Pacific regions. Conversely, the selloff that occurred in 2011 has created attractive entry points throughout Europe, and we are strategically monitoring opportunities to potentially capitalize on deep discounts throughout the region in high quality, well capitalized companies. We acknowledge that the threat of recession remains greatest in the European region and a quality bias is paramount. However, we believe the regulatory environment in many European countries may provide a greater degree of certainty than many emerging market economies, creating attractive opportunities to invest.

Disclosure

All returns shown in USD.

The Fund's portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund Inc. currently holds these securities.

Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on December 31, 2011 and subject to change based on subsequent developments.

2011 Annual Report

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

Portfolio Characteristics (Unaudited)

December 31, 2011

PORTFOLIO STATISTICS

Annualized dividend yield[1]	7.95%
Percentage of levered assets	24.84%
Number of holdings	36

GLOBAL DIVERSIFICATION2

Asia	1%
Australia	15%
Brazil	15%
Canada	11%
Europe	12%
United States	46%
Total	100%

SECTOR DIVERSIFICATION2

Airports	5%
Infrastructure	10%
Oil & Gas Storage & Transportation	53%
Ports	3%
Toll Roads	2%
Transmission & Distribution	26%
Water	1%
Total	100%

1  Dividends may include net investment income, capital gains and/or return of capital. The dividend yield referenced above is calculated as the annualized amount of the most recent monthly dividend declared divided by the December 31, 2011 stock price.

2  Includes only invested assets; excludes cash. Percentages are based on total investments.

Brookfield Investment Management Inc.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

Portfolio of Investments

December 31, 2011

	Shares	Value (Note 2)
COMMON STOCK – 127.1%
AUSTRALIA – 19.4%
Airports – 6.3%
Australian Infrastructure Fund [2,4]	998,500	$1,965,011
Sydney Airport [2,4]	2,857,400	7,766,615
Total Airports (Cost – $6,810,965)		9,731,626
Oil & Gas Storage & Transportation – 6.8%
APA Group [2,4] (Cost – $9,918,620)	2,321,600	10,655,173
Transmission & Distribution – 6.3%
Spark Infrastructure Group [1,2,3,4] (Cost – $9,556,596)	7,008,600	9,846,262
TOTAL AUSTRALIA (Cost – $26,286,181)		30,233,061
BRAZIL – 19.3%
Infrastructure – Diversified – 6.3%
AES Tiete SA [2,4]	557,400	8,032,656
Light SA [2,4]	122,800	1,896,068
Total Infrastructure – Diversified (Cost – $9,857,074)		9,928,724
Transmission & Distribution – 13.0%
Companhia de Transmissao de Energia Eletrica Paulista [2,4]	240,000	7,461,520
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA [2]	450,100	8,807,747
Tractebel Energia SA [2,4]	248,100	3,985,029
Total Transmission & Distribution (Cost – $18,979,300)		20,254,296
TOTAL BRAZIL (Cost – $28,836,374)		30,183,020
CANADA – 13.5%
Oil & Gas Storage & Transportation – 13.5%
Enbridge, Inc. [2,4]	130,306	4,874,747
Gibson Energy, Inc [2]	99,900	1,865,127
Keyera Corp. [2,4]	87,700	4,304,294
Pembina Pipeline Corp. [2,4]	203,800	5,933,456
TransCanada Corporation [2,4]	93,250	4,072,228
Total Oil & Gas Storage & Transportation (Cost – $19,366,051)		21,049,852
TOTAL CANADA (Cost – $19,366,051)		21,049,852

See Notes to Portfolios of Investments and Notes to Financial Statements.

2011 Annual Report

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

Portfolio of Investments

December 31, 2011

	Shares	Value (Note 2)
COMMON STOCK (continued)
HONG KONG – 0.6%
Toll Roads – 0.6%
Hopewell Highway Infrastructure Ltd. [2] (Cost – $914,509)	1,844,500	$922,981
TOTAL HONG KONG (Cost – $914,509)		922,981
ITALY – 3.2%
Oil & Gas Storage & Transportation – 3.2%
Snam Rete Gas SpA [2,4] (Cost – $5,259,399)	1,121,900	4,941,436
TOTAL ITALY (Cost – $5,259,399)		4,941,436
PORTUGAL – 2.4%
Toll Roads – 2.4%
Brisa Auto-Estradas de Portugal SA [2] (Cost – $3,889,401)	1,135,600	3,734,679
TOTAL PORTUGAL (Cost – $3,889,401)		3,734,679
SPAIN – 4.5%
Oil & Gas Storage & Transportation – 2.3%
Enagas SA [2,4] (Cost – $3,999,555)	196,205	3,622,502
Transmission & Distribution – 2.2%
Red Electrica Corp. SA [2,4] (Cost – $3,855,465)	81,100	3,463,149
TOTAL SPAIN (Cost – $7,855,020)		7,085,651
UNITED KINGDOM – 5.5%
Transmission & Distribution – 4.3%
National Grid PLC [2,4] (Cost – $7,060,887)	140,000	6,787,200
Water – 1.2%
United Utilities Group PLC [2] (Cost – $1,984,004)	203,850	1,916,804
TOTAL UNITED KINGDOM (Cost – $9,044,891)		8,704,004
UNITED STATES – 58.7%
Infrastructure – Communications – 3.8%
American Tower Corp. (Cost – $5,866,059)	99,000	5,940,990
Infrastructure – Diversified – 2.6%
CenterPoint Energy, Inc. [4] (Cost – $3,940,798)	199,900	4,015,991

See Notes to Portfolios of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

Portfolio of Investments

December 31, 2011

	Shares	Value (Note 2)
COMMON STOCK (continued)
Oil & Gas Storage & Transportation – 42.0%
Enbridge Energy Partners LP [4]	349,100	$11,586,629
Energy Transfer Equity LP	108,500	4,402,930
Energy Transfer Partners LP [4]	132,400	6,070,540
Enterprise Products Partners LP	45,700	2,119,566
Inergy LP [4]	196,600	4,800,972
Kinder Morgan Management LLC [4]	128,948	10,125,030
NuStar Energy LP [4]	68,000	3,852,880
PAA Natural Gas Storage LP [4]	249,000	4,668,750
Regency Energy Partners LP [4]	166,900	4,149,134
Spectra Energy Corp.	306,600	9,427,950
Targa Resources Partners LP [4]	116,000	4,324,480
Total Oil & Gas Storage & Transportation (Cost – $57,297,324)		65,528,861
Ports – 3.8%
Hutchison Port Holdings Trust [2] (Cost – $5,862,185)	9,565,000	5,930,300
Transmission & Distribution – 6.5%
Companhia Energetica de Minas Gerais [2] (Cost – $9,961,549)	570,600	10,150,974
TOTAL UNITED STATES (Cost – $82,927,915)		91,567,116
TOTAL COMMON STOCK (Cost – $184,379,741)		198,421,800
Total Investments – 127.1% (Cost – $184,379,741)		198,421,800
Liabilities in Excess of Other Assets – (27.1)%		(42,356,777)
TOTAL NET ASSETS – 100.0%		$156,065,023

See Notes to Portfolios of Investments and Notes to Financial Statements.

2011 Annual Report

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

Notes to Portfolio of Investments

December 31, 2011

The following notes should be read in conjunction with the accompanying Portfolio of Investments.

1  —  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2011, the total value of all such investments was $9,846,262 or 6.3% of net assets.

2  —  Foreign security or a U.S. security of a foreign company.

3  —  Private Placement.

4  —  Portion or entire amount pledged as collateral for credit facility. As of December 31, 2011, the total value of the pledged assets was $109,605,436.

See Notes to Financial Statements.

Brookfield Investment Management Inc.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

Statements of Assets and Liabilities

December 31, 2011

Assets:
Investments in securities, at value (Note 2)	$198,421,800
Cash	10,986,100
Receivable for investments sold	2,249,229
Dividends receivable	1,690,090
Prepaid expenses	51,881
Total assets	213,399,100
Liabilities:
Payable for credit facility (Note 6)	53,000,000
Payable for credit facility interest (Note 6)	6,233
Written option contracts, at value (premiums received $384,346) (Note 5)	527,950
Payable for investments purchased	3,466,380
Investment advisory fee payable (Note 3)	172,882
Administration fee payable (Note 3)	25,932
Payable to directors	3,524
Accrued expenses and other liabilities	131,176
Total liabilities	57,334,077
Net Assets	$156,065,023
Composition of Net Assets:
Capital stock, at par value ($0.001 par value, 1,000,000,000 shares authorized) (Note 7)	$7,755
Additional paid-in capital (Note 7)	145,881,199
Distribution in excess of net investment income	(224,709)
Accumulated net realized gain (loss) on investments, written option contracts, and foreign currency and foreign currency translation	(3,505,298)
Net unrealized appreciation (depreciation) on investments, written option contracts, and foreign currency and foreign currency translations	13,906,076
Net assets applicable to capital stock outstanding	$156,065,023
Total investments at cost	$184,379,741
Shares Outstanding and Net Asset Value Per Share:
Shares outstanding	7,755,240
Net asset value per share	$20.12

See Notes to Financial Statements.

2011 Annual Report

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

Statement of Operations

For the Period August 26, 20111 through December 31, 2011

Investment Income (Note 2):
Dividends	$2,900,684
Foreign witholding tax	(160,141)
Net dividend income	2,740,543
Expenses:
Investment advisory fees (Note 3)	681,197
Administration fees (Note 3)	102,179
Organizational fees	81,000
Audit and tax services	59,535
Reports to shareholders	33,359
Legal fees	28,118
Custodian	21,182
Insurance	20,284
Fund accounting servicing fees	18,035
Director's fees	12,274
Transfer agent fees	9,258
Registration fees	8,744
Miscellaneous	8,017
Total operating expenses	1,083,182
Interest expense on credit facility (Note 6)	236,343
Total expenses	1,319,525
Net investment income	1,421,018
Net Realized and Unrealized Gain (Loss) on Investments, Written Option Contracts, Foreign Currency, and Foreign Currency Translations (Note 2):
Net realized gain (loss) on:
Investments	(3,811,457)
Written option contracts	306,159
Foreign currency and foreign currency translation	(937,751)
Net realized loss on investments, written option contracts, foreign currency and foreign currency translations	(4,443,049)
Net change in unrealized appreciation (depreciation) on:
Investments	14,042,059
Written option contracts	(143,604)
Foreign currency and foreign currency translations	7,621
Net change in unrealized appreciation on investments, written option contracts, foreign currency and foreign currency translations	13,906,076
Net realized and unrealized gain on investments, written option contracts, foreign currency and foreign currency translations	9,463,027
Net increase in net assets resulting from operations	$10,884,045

1  Commencement of Operations.

See Notes to Financial Statements.

Brookfield Investment Management Inc.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

Statement of Changes in Net Assets

For the period August 26, 20111 through December 31, 2011

Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$1,421,018
Net realized loss on investment transactions, written option contracts, foreign currency and foreign currency translation	(4,443,049)
Net change in unrealized appreciation on investments, written option contracts and foreign currency translation	13,906,076
Net increase in net assets from operations	10,884,045
Distributions to Shareholders (Note 2):
Net investment income	(707,976)
Return of capital	(2,007,130)
Total distributions paid	(2,715,106)
Capital Stock Transactions (Note 7):
Proceeds from shares sold	147,896,084
Net increase in net assets from capital share transactions	147,896,084
Total increase in net assets	156,065,023
Net Assets:
Beginning of period	—
End of period	$156,065,023
(including distributions in excess of net investment income)	$(224,709)
Share Transactions:
Shares sold	7,755,240

1  Commencement of Operations.

See Notes to Financial Statements.

2011 Annual Report

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

Statement of Cash Flows

For the Period August 26, 20111 through December 31, 2011

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$10,884,045
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Purchases of long-term portfolio investments	(241,830,364)
Proceeds from disposition of long-term portfolio investments	53,639,166
Net premiums received on written option contracts	384,346
Written option contracts closed or exercised	306,159
Receivable for investments sold	(2,249,229)
Prepaid expenses	(51,881)
Dividends receivable	(1,690,090)
Payable for investments purchased	3,466,380
Credit facility interest payable	6,233
Investment advisory fee payable	172,882
Administration fee payable	25,932
Payable to directors	3,524
Accrued expenses and other liabilities	131,176
Unrealized appreciation on investments and written option contracts	(13,898,455)
Net realized loss on investments, written option contracts and foreign currency translations	3,505,298
Net cash used for operating activities	(187,194,878)
Cash flows provided by (used for) financing activities:
Cash received from subscriptions	147,896,084
Net cash provided by margin loan	53,000,000
Distributions paid to shareholders	(2,715,106)
Net cash provided by financing activities	198,180,978
Net increase in cash	10,986,100
Cash at beginning of period	—
Cash at end of period	$10,986,100
Supplemental Disclosure of Cash Flow Information:
Interest payments on the credit facility for the period ended December 31, 2011 totaled $230,110.

1  Commencement of Operations.

See Notes to Financial Statements.

Brookfield Investment Management Inc.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

Financial Highlights

Period from August 26, 2011[1] through December 31, 2011
Per Share Operating Performance:
Net asset value, beginning of period	$19.10[4]
Net investment income	0.18[2]
Net realized and unrealized gain on investment transactions	1.19
Net increase in net asset value resulting from operations	1.37
Dividend from net investment income	(0.09)
Return of capital distributions	(0.26)
Total dividends and distributions paid	(0.35)
Net asset value, end of period	$20.12
Market price, end of period	$17.61
Total Investment Return†	-10.16%
Ratio of Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$156,065
Operating expenses	2.14%[3]
Interest expense	0.47%[3]
Total expenses	2.61%[3]
Net investment income	2.81%[3]
Portfolio turnover rate	30%

†  Total investment return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan.

1  Commencement of operations.

2  Per share amounts presented are based on average shares outstanding throughout the period indicated.

3  Annualized.

4  Net asset value, beginning of period, reflects a deduction of $0.90 per share sales charge from the initial public offering price of $20.00 per share.

See Notes to Financial Statements.

2011 Annual Report

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

Notes to Financial Statements

December 31, 2011

1. Organization

Brookfield Global Listed Infrastructure Income Fund Inc. (the "Fund") was organized under the laws of the State of Maryland as a Maryland corporation on June 8, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company, which will invest primarily in publicly traded infrastructure companies.

Brookfield Investment Management Inc. (the "Adviser"), a Delaware corporation and a wholly-owned subsidiary of Brookfield Asset Management Inc., is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and serves as investment adviser to the Fund. AMP Capital Brookfield (US) LLC (the "Sub-Adviser"), a Delaware limited liability company and a registered investment adviser under the Advisers Act, serves as investment sub-adviser to the Fund. The Sub-Adviser is indirectly jointly owned by the Adviser and AMP Capital Investors, an Australian investment manager affiliate.

The Fund's investment objective is to provide a high level of total return, with an emphasis on income. The investment objective of the Fund is not fundamental and may be changed without shareholder approval, upon not less than 60 days prior written notice to shareholders. No assurance can be given that the Fund's investment objective will be achieved.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments: The net asset value of the Fund's shares is computed based on the market value of the securities it holds and is determined as of the close of the regular trading day on the New York Stock Exchange. For purposes of determining the Fund's net asset value per share, portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices, or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If there are no bid or asked prices quoted on such day, the security is valued at the most recently available price, or, if the Board of Directors so determines, by such other method as the Board of Directors shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board of Directors if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board of Directors determines such amount does not reflect fair value, in which case these securities will be fair valued as determined by the Board of Directors. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Brookfield Investment Management Inc.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

Notes to Financial Statements

December 31, 2011

Options are valued using market quotations. When market quotations are not readily available, options are valued from broker quotes. In limited circumstances when neither market quotations nor broker quotes are readily available, options are valued using a Black-Scholes model.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board of Directors. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Fund obtains valuations on the basis of prices provided by a pricing service approved by the Board of Directors. All other investment assets, including restricted and not readily marketable securities, are valued in good faith at fair value under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

In addition, whenever developments in one or more securities markets after the close of the principal markets and before the time the Fund determines its net asset value would, if such developments had been reflected in such principal markets, likely have more than a minimal effect on the Fund's net asset value per share, the Fund may fair value such portfolio securities based on available market information as of the time the Fund determines its net asset value.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Fund has established methods of fair value measurements in accordance with GAAP. Fair value denotes the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•  Level 1 -  quoted prices in active markets for identical investments

•  Level 2 -  quoted prices in markets that are not active or other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 -  significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

2011 Annual Report

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

Notes to Financial Statements

December 31, 2011

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund's investments carried at fair value:

Valuation Inputs	Common Stocks	Total Investments
Level 1 — Quoted Prices	$149,587,188	$149,587,188
Level 2 — Quoted Prices in Inactive Markets or Other Significant Observable Inputs	48,834,612	48,834,612
Level 3 — Significant Unobservable Inputs	—	—
Total	$198,421,800	$198,421,800

Liabilities	Other Financial Instruments*
Description:
Level 1 — Quoted Prices	$—
Level 2 — Quoted Prices in Inactive Markets or Other Significant Observable Inputs	(527,950)
Level 3 — Significant Unobservable Inputs	—
$(527,950)

*  Other financial instruments include written option contracts.

During the period August 26, 2011 (commencement of operations) to December 31, 2011, the Fund did not invest in any Level 3 securities and there was no significant security transfer activity between Level 1 and Level 2. The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur.

Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively on a daily basis, using the effective yield to maturity method adjusted based on management's assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date.

Taxes: The Fund intends to continue to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required. The Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in deferred tax liability; or a combination thereof. As of December 31, 2011, the Fund has determined that there are no uncertain tax positions or tax liabilities required to be accrued.

Brookfield Investment Management Inc.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

Notes to Financial Statements

December 31, 2011

The Fund has reviewed the taxable period August 26, 2011 (commencement of operations) to December 31, 2011 that is open for examination by taxing authorities of all major jurisdictions, including the Internal Revenue Service. No examination of the Fund's tax returns is currently in progress.

Expenses: Expenses directly attributable to the Fund are charged directly to the Fund, while expenses which are attributable to the Fund and other investment companies advised by the Adviser are allocated among the respective investment companies, including the Fund, based upon relative net assets.

Dividends and Distributions: The Fund intends to distribute to common shareholders all or a portion of its net investment income monthly and net realized capital gains, if any, at least annually. The Fund also intends to make annual distributions of its "net capital gain" (which is the excess of net long-term capital gains over net short-term capital losses).

A notice disclosing the source(s) of a distribution will be provided if payment is made from any source other than net investment income. Any such notice would be provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of each Fund's distributions for each calendar year is reported on IRS Form 1099-DIV.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences which could be temporary or permanent in nature may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.

Cash Flow Information: The Fund invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is the amount reported as "Cash" in the Statement of Assets and Liabilities, and does not include short-term investments.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.

3. Investment Advisory and Other Agreements

The Fund has entered into a separate Investment Advisory Agreement (the "Advisory Agreement") with the Advisor under which the Advisor is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. The Advisory Agreement provides, among other things, that the Advisor will bear all expenses of its employees and overhead incurred in connection with the performance of its duties under the Advisory Agreement and will pay the salaries of the Fund's directors and officers who are affiliated persons (as such term is defined in the 1940 Act) of the Advisor. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a fee, computed daily and payable monthly, equal, on an annual basis, to 1.00% of the Fund's average daily net assets (plus the amount of borrowing for investment purposes) ("Managed Assets"). The Adviser may waive a portion of its fees. Pursuant to the Advisory Agreement, the Adviser may delegate any or all of its responsibilities to one or more investment sub-advisers, which may be affiliates of the Adviser, subject to the approval of the Board of Directors and shareholders of the Fund.

The Adviser has entered into an investment sub-advisory agreement with the Sub-Adviser (the "Sub-Advisory Agreement," and together with the Advisory Agreement, the "Advisory Agreements") for the Fund. In this regard, subject to the supervision of the Adviser and the Board of Directors, the Sub-Adviser is responsible for the investment

2011 Annual Report

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

Notes to Financial Statements

December 31, 2011

and reinvestment of assets of the Fund in accordance with the Fund's investment objective and for general administration, compliance and management services as may be agreed between the Adviser and Sub-Adviser from time to time. Adviser personnel responsible for providing investment advisory services to the Fund are also investment personnel of the Sub-Adviser. The Adviser is responsible for payment to the Sub-Adviser out of its advisory fees with respect to the Fund.

In accordance with the terms of the Advisory Agreements, the Advisory Agreements will each remain in effect for an initial term of two years, and continue in effect thereafter for successive annual periods so long as such continuance is specifically approved at least annually: (i) by the Fund's Board of Directors or by the holders of a majority of the Fund's outstanding voting securities and (ii) by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreement or Sub-Advisory Agreement, respectively, by vote cast in person at a meeting called for the purpose of voting on such approval.

For the period August 26, 2011 (commencement of operations) to December 31, 2011, the Adviser earned $681,197 in investment advisory fees under the Advisory Agreement.

Pursuant to an administration agreement (the "Administration Agreement"), the Adviser also performs various administrative services to the Fund, including, among other responsibilities, the preparation and coordination of reports and other materials to be supplied to the Board of Directors; prepare and/or supervise the preparation and filing with the applicable regulatory authority of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, shareholder reports and other regulatory reports and filings required of the Fund; supervise and monitor the preparation of all required filings necessary to maintain the Fund's qualification and/or registration to sell shares in all states where the Fund currently does, or intends to do business; coordinate the preparation, printing and mailing of all materials required to be sent to shareholders; coordinate the preparation and payment of Fund-related expenses; monitor and oversee the activities of the Fund's other service providers; review and adjust as necessary the Fund's daily expense accruals; monitor daily, monthly and periodic compliance with respect to the federal and state securities laws; and send periodic information (i.e., performance figures) to service organizations that track investment company information.

For its services under the Administration Agreement, the Adviser receives from the Fund an annual fee equal to 0.15% of its average daily Managed Assets and payable monthly.

For the period August 26, 2011 (commencement of operations) to December 31, 2011, the Adviser earned $102,179 in administration fees.

Pursuant to a sub-administration agreement (the "Sub-Administration Agreement"), U.S. Bancorp Fund Services, LLC, ("USBFS" or the "Sub-Administrator") acts as the Sub-Administrator to the Fund. USBFS provides certain services to the Fund including, among other responsibilities, preparation for signature by an officer of the Fund of all documents required to be filed for compliance by the Fund with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value per share and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, USBFS does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

The Adviser is responsible for any fees due to the Sub-Administrator.

U.S. Bank National Association serves as the custodian ("Custodian") of the Fund's assets pursuant to a custody agreement ("Custody Agreement"). Under the Custody Agreement, the Custodian holds the Fund's assets in compliance with the 1940 Act. For its services, the Custodian receives a monthly fee paid by the Fund based upon,

Brookfield Investment Management Inc.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

Notes to Financial Statements

December 31, 2011

among other things, the average daily market value of the Fund's portfolio assets, plus certain charges for securities transactions and out-of-pocket expenses.

For the period August 26, 2011 (commencement of operations) to December 31, 2011, the Custodian earned $21,182 in custodian fees.

Certain officers and/or directors of the Funds are officers and/or directors of the Adviser.

4. Purchases and Sales of Investments

For the period August 26, 2011 (commencement of operations) to December 31, 2011, purchases and sales of investments, excluding short-term securities, credit facility and U.S. Government securities were $241,830,364 and $50,174,005, respectively.

For the period August 26, 2011 (commencement of operations) to December 31, 2011, there were no transactions in U.S. Government securities.

5. Option Contracts

The Fund may purchase or sell (i.e., write) options on securities, securities indices and foreign currencies which are listed on a national securities exchange or traded in the over-the-counter market to hedge the value of the Fund's portfolio or, as a means of achieving additional return.

A call option is a contract that gives the holder of the option the right to buy from the writer of the option, in return for a premium, the security or currency underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period.

A put option is a contract that gives the holder of the option the right, in return for a premium, to sell to the seller the underlying security at a specified price. The seller of the put option has the obligation to buy the underlying security upon exercise at the exercise price.

A call option is "covered" if the Fund owns the underlying instrument covered by the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other instruments held in its portfolio. A call option is also covered if the Fund holds a call option on the same instrument as the call option written where the exercise price of the call option held is (i) equal to or less than the exercise price of the call option written or (ii) greater than the exercise price of the call option written if the difference is maintained by the Fund in cash, U.S. government securities or other high-grade short-term obligations in a segregated account with its custodian. A call option is "uncovered" if the underlying security covered by the call is not held by the Fund. A put option is "covered" if the Fund maintains cash or other liquid securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put option on the same instrument as the put option written where the exercise price of the put option held is equal to or greater than the exercise price of the put option written.

If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

2011 Annual Report

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

Notes to Financial Statements

December 31, 2011

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option, or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option, or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date of the option. Gains and losses on investments in options depend, in part, on the ability of the Investment Adviser to correctly predict the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

The premium amount and the number of written option contracts during the period ended December 31, 2011 were as follows:

	Number of Contracts	Premium Amount
Outstanding at August 26, 2011	—	$—
Options written	8,804	896,247
Options expired	(2,275)	(306,159)
Options closed	—	—
Options exercised	(2,479)	(205,742)
Outstanding at December 31, 2011	4,050	$384,346

As of December 31, 2011, the following option contracts were outstanding:

Call Options Written:

Contracts (100 shares per contract)	Type	Exercise Price	Expiration Date	Premiums Received	Value at December 31, 2011	Unrealized Appreciation (Depreciation)
500	American Tower Corp.	$59.65	January, 2012	$71,998	$90,000	$(18,002)
490	American Tower Corp.	$60.00	February, 2012	100,312	100,450	(138)
1,500	Spectra Energy Corp.	$30.00	January, 2012	80,998	142,500	(61,502)
1,560	Spectra Energy Corp.	$30.00	February, 2012	131,038	195,000	(63,962)
				$384,346	$527,950	$(143,604)

The average notional value of written options during the period was $30,368,190.

6. Borrowings

Credit facility: The Fund, with the approval of its Board of Directors, including its independent Directors, has entered into a financing package that includes a Commitment Facility Agreement (the "Agreement") with BNP Paribas Prime Brokerage, Inc. that allows the Fund to borrow up to an initial limit of up to 33 1/3% of its average daily total assets minus liabilities (other than aggregate indebtedness entered into for purposes of leverage) ("Managed Assets"). The Fund expects to have borrowings under the Agreement during its first year of operations representing approximately 30% of the Fund's Managed Assets. Borrowings under the Agreement are secured by assets of the Fund that are held with the Fund's custodian in a separate account. Interest is charged at the 3 month LIBOR (London Inter-bank Offered Rate) plus 0.70% on the amount borrowed and 0.70% on the undrawn amount.

Brookfield Investment Management Inc.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

Notes to Financial Statements

December 31, 2011

The Fund may also engage in certain investment management techniques which may have effects similar to the leverage described above and may be considered senior securities for purposes of the 1940 Act unless the Fund segregates cash or other liquid securities equal to the Fund's daily marked-to-market obligations in respect of such techniques. The Fund may cover such transactions using other methods currently or in the future permitted under the 1940 Act, the rules and regulations thereunder, or orders issued by the Securities and Exchange Commission ("Commission") thereunder. For these purposes, interpretations and guidance provided by the Commission staff may be taken into account when deemed appropriate by the Fund. These segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.

For the period August 26, 2011 (commencement of operations) to December 31, 2011, the average interest rate paid under the line of credit was 1.31% for the Fund.

Total line of credit amount available	$63,000,000
Line of credit outstanding at December 31, 2011	53,000,000
Line of credit amount unused at December 31, 2011	10,000,000
Average balance outstanding during the period	50,609,375
Interest expense incurred on line of credit during the period	236,343

7. Capital Stock

The Fund's authorized stock consists of 1,000,000,000 shares of stock, par value $0.001 per share, all of which is initially classified as common stock. Under the Fund's charter, the Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining shareholder approval. As permitted by the Maryland General Corporation Law, the Fund's charter provides that the Board of Directors, without any action by the shareholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has authority to issue.

The Fund commenced operations on August 26, 2011 selling 7,750,000 shares and receiving $147,896,084. On July 18, 2011, the Fund had initially sold 5,240 shares to the Adviser, which represented the initial capital at $19.10 per share.

All shares of the Fund's common stock have equal voting rights and equal rights as to earnings, assets and dividends and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Dividends may be paid to the holders of the Fund's common stock if, as and when authorized by the Board of Directors and declared by the Fund out of funds legally available therefor. Shares of common stock have no preemptive, appraisal, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of the Fund's liquidation, dissolution or winding up, each share of common stock would be entitled to share ratably in all of the Fund's assets that are legally available for distribution after the Fund pays all debts and other liabilities and subject to any preferential rights of holders of the Fund's preferred stock, if any preferred stock is outstanding at such time. Except as provided with respect to any other class or series of stock, each share of the Fund's common stock is entitled to one vote on all matters submitted to a vote of shareholders, including the election of Directors' and the holders of the Fund's common stock will possess exclusive voting power. There is no cumulative voting in the election of Directors, which means that holders of a majority of the outstanding shares of common stock can elect all of the Fund's Directors, and holders of less than a majority of such shares will be unable to elect any Director.

2011 Annual Report

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

Notes to Financial Statements

December 31, 2011

8. Federal Income Tax Information

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax character of the distributions paid for the period August 26, 2011 (commencement of operations) through December 31, 2011 was as follows:

Ordinary income	$707,976
Return of capital	2,007,130
Total distributions	$2,715,106

At December 31, 2011, the Fund's most recently completed tax year-end, the components of net assets (excluding paid-in capital) on a tax basis were as follows:

Post-October capital loss deferral	$(1,482,556)
Capital loss carryforward(1)	(2,183,334)
Tax basis unrealized appreciation	13,841,959
Total tax basis accumulated gains	$10,176,069

(1)  To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

As of December 31, 2011, the Fund's capital loss carryforward was as follows:	Amount
$(2,183,334)

Post-October Loss: At December 31, 2011, the Fund deferred, on a tax basis, post-October losses of $(1,482,556).

Federal Income Tax Basis: The federal income tax basis of the Fund's investments at December 31, 2011 was as follows:

Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$184,443,858	$16,142,663	$(2,164,721)	$13,977,942

Capital Account Reclassifications: Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for wash sales and return of capital. Permanent book and tax differences, if any, relating to shareholder distributions will result in reclassifications to paid-in-capital or to undistributed capital gains. These reclassifications have no effect on net assets or net asset value per share.

At December 31, 2011, the Fund's components of net assets were increased or (decreased) by the amounts shown in the table below.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid In Capital
$1,069,379	$937,751	$(2,007,130)

The Regulated Investment Company Modernization Act: On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act"). The Modernization Act is

Brookfield Investment Management Inc.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

Notes to Financial Statements

December 31, 2011

the first major piece of legislation affecting Regulated Investment Companies ("RICs") since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the Modernization Act are as follows:

New capital losses may now be carried forward indefinitely, and retain their character as long-term or short-term capital losses. Prior to the Modernization Act, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss. The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for "inadvertent" failures of the asset diversification and/or gross income tests. Additionally, the Modernization Act exempts publicly-offered RICs with at least 500 shareholders from the preferential dividend rule, and repealed the requirement that a RIC send designation notices to shareholders within 60 days of the end of the RIC's tax year regarding the designation of capital gain dividends, exempt-interest dividend, and certain other designations. The Modernization Act provides simplified reporting for such information, typically on the Form 1099 provided by the RIC to its shareholders.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

9. Indemnification

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund's maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time.

10. New Accounting Pronouncements

In May 2011, the Financial Accounting Standard Board issued ASU No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards." ASU No. 2011-04 requires additional disclosures regarding fair value measurements. Effective for fiscal years beginning after December 15, 2011, and for interim periods within those fiscal years, entities will need to disclose the following:

1) the amounts of any transfers between Level 1 and Level 2 and the reasons for those transfers, and

2) for Level 3 fair value measurements, quantitative information about the significant unobservable inputs used, a description of the entity's valuation processes, and a narrative description of the sensitivity of the fair value measurement to changes in the unobservable inputs and the interrelationship between inputs.

Management is currently evaluating the impact these disclosures will have on the Fund's financial statement disclosures.

11. Subsequent Events

GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

2011 Annual Report

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

Notes to Financial Statements

December 31, 2011

Dividends: The Fund's Boards of Directors declared the following monthly dividends:

Dividend Per Share	Record Date	Payable Date
$0.1167	1/19/12	1/26/12
$0.1167	2/15/12	2/23/12

Management has evaluated subsequent events in the preparation of the Fund's financial statements and has determined that other than the items listed herein, there are no events that require recognition or disclosure in the financial statements.

Brookfield Investment Management Inc.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

Report of Independent Registered Public Accounting Firm

December 31, 2011

To the Shareholders and Board of Directors of
Brookfield Global Listed Infrastructure Income Fund Inc.:

We have audited the accompanying statement of assets and liabilities of Brookfield Global Listed Infrastructure Income Fund Inc. (the "Fund"), including the portfolio of investments, as of December 31, 2011, and the related statement of operations, the statement of changes in net assets, the statement of cash flows, and the financial highlights for the period August 26, 2011 (commencement of operations) through December 31, 2011. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Brookfield Global Listed Infrastructure Income Fund Inc. as of December 31, 2011, the results of its operations, the changes in its net assets, its cash flows, and its financial highlights for the period presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Philadelphia, Pennsylvania
February 28, 2012

2011 Annual Report

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

Tax Information (Unaudited)

December 31, 2011

The Fund is required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that 73.9% of the distributions paid from net investment income for the Fund was reclassified as return of capital and is reflected as such in the Fund's Statement of Changes in Net Assets and Financial Highlights.

For the fiscal year ended December 31, 2011, certain dividends paid the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designate as qualified dividend income was 100%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2011 was 100%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) was 0.00%

Brookfield Investment Management Inc.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

Board Considerations Relating to the Investment Advisory Agreements (Unaudited)

December 31, 2011

In determining whether to approve the Investment Advisory Agreements (the "Agreements"), the Board considered the following information and made the conclusions as described below:

(i)  The nature, extent and quality of the services to be provided by the Adviser and the Sub-Adviser.

The Board reviewed in detail the nature, extent and quality of services to be provided by the Adviser and the Sub-Adviser under the Agreements. The Board noted that these services include, among other things, furnishing a continuous investment program for the Funds, including arranging for, or implementing, the purchase and sale of portfolio securities, the provision of general corporate services such as portfolio management compliance services and the preparation and filing of certain reports on behalf of the Fund. The Board also considered, among other things, the professional experience and qualifications of the senior management and key professional personnel of the Adviser and the Sub-Adviser, including those individuals responsible for portfolio management. It was noted that, pursuant to the Investment Advisory Agreement, the Adviser is authorized to engage one or more investment sub-advisors, such as the Sub-Adviser, for the performance of any of the services to be provided by the Adviser under the Investment Advisory Agreement. The Board considered that the Adviser provides, at its own expense, office facilities and equipment for use by the Fund and supervisory persons responsible for supervising and monitoring the Fund's service providers, including the Sub-Adviser. The Board also considered that the Adviser pays for the compensation of officers of the Fund who are also officers or employees of the Adviser, except as may otherwise be determined by the Board.

The Board also considered the Adviser's and the Sub-Adviser's operational capabilities and resources. The Board considered that the Adviser is a wholly-owned subsidiary of Brookfield Asset Management Inc. ("BAM"), a global asset manager focusing on property, renewable power and infrastructure assets. It was noted that the Adviser's equity investment strategies are managed by AMP Capital Brookfield Pty Ltd., which is jointly owned by the Adviser and AMP Capital Investors. It was then noted that the Sub-Adviser is a subsidiary of AMP Capital Brookfield Pty Ltd., a specialist investment manager with licensed investment management businesses operating in the United States, Australia, Hong Kong and the United Kingdom. It was further noted that the sub-adviser's parent companies, BAM and AMP Capital Investors are two highly regarded global investment managers with capability, presence and experience in real estate and infrastructure investment and operation. The Board then considered that the Adviser and AMP Capital Brookfield Pty Ltd. (together, the "Manager") have worked together since 2001 and have significant experience in managing global REITs and listed infrastructure securities on behalf of clients in Asia, Australia, Europe and North America and successfully developed a number of core and opportunistic equity strategies which invest across a broad universe of global listed real estate and infrastructure securities. The Board considered the Sub-Adviser's robust operational capabilities and resources, noting that the Sub-Adviser is generally responsible for managing North American portfolios as well as global portfolios of 1940 Act clients of the Manager. It was then noted that the Manager's institutional clients include insurance companies, pension funds, registered investment companies, private investment vehicles, Taft-Hartley investors, sovereign wealth funds, and mutual funds as well as foundations and endowments.

The Board evaluated these factors in consultation with the Fund's outside counsel. Based on its review, the Board concluded that the nature, extent, and quality of services provided by the Adviser and the Sub-Adviser, respectively, in view of the Fund under the Agreements were reasonable and appropriate (i) in relation to the Adviser advisory fee, and (ii) in relation to the fees paid to the Sub-Adviser, taking special consideration of the fact that the fees to be paid to the Sub-Adviser under the Investment Sub-Advisory Agreement are payable by the Adviser, and not by the Fund.

(ii)  The performance of the Fund and the Adviser and the Sub-Adviser.

Since the Fund has not yet commenced operations, it was not possible for the Board to consider the performance of the Fund, the Adviser and the Sub-Adviser. In connection with its assessment of the ability of the Adviser and the

2011 Annual Report

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

Board Considerations Relating to the Investment Advisory Agreements (Unaudited) (continued)

December 31, 2011

Sub-Adviser to perform their duties under the Agreements, the Board considered the Adviser's and the Sub-Adviser's financial condition and whether they had the resources necessary to carry out their functions under the Agreements. The Board concluded that the Adviser and the Sub-Adviser had the financial resources necessary to perform their obligations under the Agreements.

(iii)  The cost of the advisory services and the profits to the Adviser and the Sub-Adviser and their affiliates from their relationship with the Fund.

The Board considered the proposed level of the advisory fee for the Fund and discussed comparative advisory and administrative fees of other comparable closed-end funds, including private accounts, and discussed the differences in the fees charged and services provided to the different accounts and the Fund. The Board considered that this type of information would be useful in assessing whether the Adviser and the Sub-Adviser would be providing services at a cost that was competitive with other similarly managed closed-end funds.

In addition, the Board reviewed the fee structure and services provided to private accounts by the Adviser. The Board considered that the service level for those private accounts is materially different than the services provided to the Adviser's mutual fund clients. The Board considered that the private account fees only relate to managing the account's portfolio of securities and is exclusive of custodial and administrative fees. The Board further considered that the private accounts do not require, and therefore the fees do not relate to, regulatory filings, tax reporting or filings, calculation of investment gains and the management of year-end distributions, and the performance of legally required diversification testing. The Board concluded that the contract rate advisory fee and total fund expenses for the Fund were reasonable, noting that the advisory fees charged by the Fund were consistent with the advisory fees charged by the similarly managed closed-end funds in the peer group. In concluding that the advisory fees and fund expenses were reasonable, the Board considered the Fund's innovative and unique investment process.

Since the Fund had not yet commenced operations, the Board did not consider the overall profitability of the Adviser or the Sub-Adviser in connection with the operation of the Fund. In this regard, the Adviser agreed to provide the Board a profitability analysis for the Fund addressing the overall profitability of the Adviser for its management of the Fund, as well as its expected profits and that of its affiliates, including the Sub-Adviser, for providing investment advisory or administrative support for the Fund at the first renewal of the Agreements, and annually thereafter.

(iv)  The extent to which economies of scale will be realized as the Fund grows and whether fee levels reflect those economies of scale.

The Board considered whether economies of scale would be realized by the Fund at higher asset levels. The Board also assessed whether certain costs would increase if asset levels rise. The Board concluded, however, that economies of scale are less relevant in the Board's calculus due to the Fund's status as a closed-end fund.

(v)  Other factors.

The Board also considered whether the Adviser or the Sub-Adviser would benefit in other ways from its relationship with the Fund, noting that the Adviser and the Sub-Adviser expect to participate in third party soft-dollar practices and commission sharing agreements, in which the Adviser and the Sub-Adviser each receive brokerage and research products and services in exchange for the direction of brokerage business to a particular broker or brokers. It was further noted that the Adviser and the Sub-Adviser analyze their use of client brokerage commissions annually to ensure that their use of soft dollars falls within the safe harbor provided by Section 28(e) of the Exchange Act. Finally, it was noted that the Adviser will serve as Administrator (as defined below) of the Fund, and the Board discussed the concomitant benefits that would accrue to the Adviser for that arrangement.

Brookfield Investment Management Inc.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

Information Concerning Directors and Officers (Unaudited)

Directors Table

Name, Address and Age	Position(s) Held with Funds and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director
Disinterested Directors Class I Director to serve until 2012 Annual Meeting of Shareholders:

Rodman L. Drake c/o Three World Financial Center, 200 Vesey Street, New York, New York 10281-1010 Age 69	Chairman Elected August, 2011 Director since 2011, Member of the Audit Committee, Chairman of the Nominating and Compensation Committee Elected for Three Year Term	Chairman (since 2003) and Director/Trustee of several investment companies advised by the Advisor (1989-Present); Director and/or Lead Director of Crystal River Capital, Inc. (2005-2010); Chairman of Board (2005-2010), Interim President and Chief Executive Officer of Crystal River Capital, Inc. (2009-2010); Director of Celgene Corporation (2006-Present); Director of Student Loan Corporation (2005-2010); Director of Apex Silver Mines Limited (2007-2009); Co-founder, Baringo Capital LLC (2002-Present); Director of Jackson Hewitt Tax Services Inc. (2004-2011); Director of Animal Medical Center (2002-Present); Director and/or Lead Director of Parsons Brinckerhoff, Inc. (1995-2008); Trustee and Chairman of Excelsior Funds (1994-2007); Trustee of Columbia Atlantic Funds (2007-2009); Chairman of Columbia Atlantic Funds (2009-Present).	12

Disinterested Director Class II Director to serve until 2013 Annual Meeting of Shareholders:

Edward A. Kuczmarski c/o Three World Financial Center, 200 Vesey Street, New York, New York 10281-1010 Age 62	Director since August, 2011 Member of the Audit Committee, Member of the Nominating and Compensation Committee Elected for Three Year Term	Certified Public Accountant and Partner of Crowe Horwath LLP (formerly Hays & Company before merger in 2009) (1980-Present); Trustee of the Empire Builder Tax Free Bond Fund (1984-Present); Director of ISI Funds (2007-Present); Trustee of the Daily Income Fund (2006-Present); Director of the California Daily Tax Free Income Fund, Inc. (2006-Present); Director of the New York Tax Free Income Fund, Inc. (1984-Present)	5

2011 Annual Report

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

Information Concerning Directors and Officers (Unaudited)

Directors Table (continued)

Name, Address and Age	Position(s) Held with Funds and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director
Disinterested Director Class III Director to serve until 2014 Annual Meeting of Shareholders

Louis P. Salvatore c/o Three World Financial Center, 200 Vesey Street, New York, New York 10281-1010 Age 65	Director since August, 2011 Chairman of the Audit Committee, Member of the Nominating and Compensation Committee Elected for Three Year Term	Director/Trustee of several investment companies advised by the Advisor (2005-Present); Director of Crystal River Capital, Inc. (2005-2010); Director of Turner Corp. (2003-Present); Director of Jackson Hewitt Tax Services, Inc. (2004-2011); Employee of Arthur Andersen LLP (2002-Present).	12

Interested Director Class III Director to serve until 2014 Annual Meeting of Shareholders

Kim G. Redding c/o Three World Financial Center, 200 Vesey Street, New York, New York 10281-1010 Age 56	Director since August, 2011	President of several investment companies advised by the Advisor (2010-Present); Chief Executive Officer and Chief Investment Officer of the Advisor (2010-Present); Director, Brookfield Investment Management (UK) Limited (March 2011-Present); Director and Chairman of the Board of Directors, Brookfield Investment Management (Canada) Inc. (January 2011-Present); Co-Chief Executive Officer and Chief Investment Officer of the Advisor (2009-2010); Director, Brookfield Investment Funds (UCITS) plc (2011-Present); Founder and Chief Executive Officer of Brookfield Redding LLC (2001-2009).	12

Brookfield Investment Management Inc.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

Information Concerning Directors and Officers (Unaudited)

Officers of the Funds

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Kim G. Redding* c/o Three World Financial Center, 200 Vesey Street, New York, New York 10281-1010 Age 56	President	Elected Annually Since August, 2011	President of several investment companies advised by the Advisor (2010-Present); Chief Executive Officer and Chief Investment Officer of the Advisor (2010-Present); Director, Brookfield Investment Management (UK) Limited (March 2011-Present); Director and Chairman of the Board of Directors, Brookfield Investment Management (Canada) Inc. (January 2011-Present); Co-Chief Executive Officer and Chief Investment Officer of the Advisor (2009-2010); Director, Brookfield Investment Funds (UCITS) plc (2011-Present); Founder and Chief Executive Officer of Brookfield Redding LLC (2001-2009).

Steven M. Pires* c/o Three World Financial Center, 200 Vesey Street, New York, New York 10281-1010 Age 55	Treasurer	Elected Annually Since August, 2011	Treasurer of several investment companies advised by the Advisor (April 2009-Present); Vice President of the Advisor (2011-Present); Vice President of Brookfield Operations and Management Services LLC (2008-2010); Assistant Vice President of Managers Investment Group LLC (2004-2008).

Jonathan C. Tyras* c/o Three World Financial Center, 200 Vesey Street, New York, New York 10281-1010 Age 43	Secretary	Elected Annually Since August, 2011	Managing Director and Chief Financial Officer of the Advisor (2010-Present); Director of the Advisor (2006-2010); General Counsel and Secretary of the Advisor (2006-Present); Vice President and General Counsel (2006-2010) and Secretary (2007-2010) of Crystal River Capital, Inc.; Secretary of several investment companies advised by the Advisor (2006-Present); Chief Financial Officer of Brookfield Investment Management (UK) Limited (March 2011-Present); Chief Financial Officer of Brookfield Investment Management (Canada) Inc. (January 2011-Present).Chief Executive Officer, AMP Capital Brookfield (US) LLC (2011-Present); Managing Director, AMP Capital Brookfield Pty Limited (2011-Present).

Seth Gelman* c/o Three World Financial Center, 200 Vesey Street, New York, New York 10281-1010 Age 36	Chief Compliance Officer ("CCO")	Elected Annually Since August, 2011	CCO of several investment companies advised by the Advisor (2009-Present); Director and CCO of the Advisor (2009-Present); Vice President, Oppenheimer Funds, Inc. (2004-2009).

*  Interested person as defined by the Investment Company Act of 1940, as amended (the "1940 Act") because of affiliations with Brookfield Investment Management Inc., Advisor of the INF and OEF

The Funds' Statement of Additional Information includes additional information about the directors and is available, without charge, upon request by calling 1-800-497-3746.

2011 Annual Report

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

Dividend Reinvestment Plan (Unaudited)

The Fund has adopted a Dividend Reinvestment Plan (the ''Plan'') that provides that unless you elect to receive your distributions in cash, they will be automatically reinvested by the Plan Administrator, USBFS, in additional shares of common stock. If you elect to receive distributions in cash, you will receive them paid by check mailed directly to you by the Plan Administrator.

No action is required on the part of a shareholder to have their cash distribution reinvested in shares of the Fund's common stock. Unless you or your brokerage firm decides to opt out of the Plan, the number of shares of common stock you will receive will be determined as follows:

(1)  The number of shares to be issued to a shareholder shall be based on share price equal to 95% of the closing price of the Fund's common stock one day prior to the distribution payment date.

(2)  The Board of Directors may, in its sole discretion, instruct the Fund to purchase shares of its common stock in the open market in connection with the implementation of the Plan as follows: if the Fund's common stock is trading below net asset value at the time of valuation, upon notice from the Fund, the Plan Administrator will receive the distribution in cash and will purchase common stock in the open market, on the NYSE or elsewhere, for the participants' accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause the Fund to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. Provided the Plan Administrator can terminate purchases on the open market, the remaining shares will be issued by the Fund at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then-current market price. It is possible that the average purchase price per share paid by the Plan Administrator may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the distribution had been paid entirely in common stock issued by the Fund.

You may withdraw from the Plan at any time by giving written notice to the Plan Administrator, or by telephone in accordance with such reasonable requirements as the Fund and the Plan Administrator may agree upon. Such withdrawal will be effective the next business day. If you withdraw or the Plan is terminated, the Plan Administrator will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Administrator maintains all common shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common stock in your account will be held by the Plan Administrator in non-certificated form. The Plan Administrator, or the Fund's appointed agent, will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all common stock you have received under the Plan. There is no brokerage charge for reinvestment of your distributions in common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Administrator when it makes open market purchases.

Automatically reinvesting distributions does not avoid a taxable event or the requirement to pay income taxes due upon receiving distributions, even though you have not received any cash with which to pay the resulting tax. See ''Taxation.''

If you hold common stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any distribution reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Plan Administrator's fees under the Plan will be borne by the Fund. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend or terminate the Plan, including amending the Plan to include a service charge payable by the participants, if in the judgment of the Board of Directors the change is warranted. Any amendment to the Plan, except amendments necessary or appropriate to comply with applicable law or the rules and policies of the Commission or any other regulatory authority, require the Fund to provide at least 30 days written notice to each participant. Additional information about the Plan may be obtained from U.S. Bancorp Fund Services, LLC at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Brookfield Investment Management Inc.

CORPORATE INFORMATION

Investment Advisor and Administrator

Brookfield Investment Management Inc.
Three World Financial Center
200 Vesey Street, 24th Floor
New York, New York 10281-1010
www.brookfieldim.com

Please direct your inquiries to:
Investor Relations
Phone: 1-800-497-3746
E-mail: funds@brookfield.com

Transfer Agent

Shareholder inquiries relating to distributions, address changes and shareholder account information should be directed to the Funds' transfer agent:

U.S. Bancorp Fund Services LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-800-282-0429

Sub-Administrator and Fund Accounting Agent

U.S. Bancorp Fund Services LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
1700 Market Street
Philadelphia, Pennsylvania 19103

Legal Counsel

Paul Hastings LLP
75 East 55th Street
New York, New York, 10022

Custodian

U.S. Bank National Association
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov. In addition, the Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You may obtain a description of the Fund's proxy voting policies and procedures, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-800-497-3746, or go to SEC's website at www.sec.gov.

Brookfield Investment Management Inc.
Three World Financial Center
200 Vesey Street, 24th Floor
New York, New York 10281-1010
1-800-497-3746
www.brookfieldim.com

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant had adopted a Code of Ethics for Principal Executive and Principal Financial Officers (the “Code”).  There were no amendments to or waivers from the Code during the period covered by this report.  A copy of the Registrant’s Code will be provided upon request to any person without charge by contacting Investor Relations at (800) 497-3746 or by writing to Secretary, Brookfield Global Listed Infrastructure Income Fund Inc., Three World Financial Center, 200 Vesey Street, 24th Floor, New York, NY 10281-1010.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that three members serving on the Registrant’s audit committee are audit committee financial experts and they are Messrs. Rodman L. Drake, Edward A. Kuczmarski and Louis P. Salvatore.

Item 4. Principal Accountant Fees and Services.

Audit Fees

For the fiscal year ended December 31, 2011, the first fiscal year end since the Registrant’s launch, Deloitte & Touche LLP billed the Registrant aggregate fees of $60,000 for professional services rendered for the audit of the Registrant’s annual financial statements and review of financial statements included in the Registrant’s annual report to shareholders.

Tax Fees

For the fiscal year ended December 31, 2011, Deloitte & Touche LLP billed the Registrant aggregate fees of $6,000 for professional services rendered for tax compliance, tax advice and tax planning.  The nature of the services comprising the Tax Fees was the review of the Registrant’s income tax returns and tax distribution requirements.

Audit-Related Fees

For the fiscal year ended December 31, 2011, there were no Audit-Related Fees.

All Other Fees

For the fiscal year ended December 31, 2011, there were no Other Fees.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934.  The Registrant’s Audit Committee members include Messrs. Rodman L. Drake, Edward A. Kuczmarski and Louis P. Salvatore.

Item 6. Schedule of Investments.

Please see Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

BROOKFIELD INVESTMENT MANAGEMENT INC.

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES

JULY 2010

The Portfolio Proxy Voting Policies and Procedures (the “Policies and Procedures”) set forth the proxy voting policies, procedures and guidelines to be followed by Brookfield Investment Management Inc. and its subsidiaries (collectively, “BIM”) in voting portfolio proxies relating to securities that are held in the portfolios of the investment companies or other clients (“Clients”) for which BIM has been delegated such proxy voting authority.

A.            Proxy Voting Committee

BIM’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that BIM meets its regulatory and corporate governance obligations in voting of portfolio proxies.

The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures, including any deviations by the proxy voting agent from the proxy voting guidelines (“Guidelines”).

B.            Administration and Voting of Portfolio Proxies

1.   Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote on portfolio proxies, BIM owes a fiduciary duty to its Clients to monitor corporate events and to vote portfolio proxies consistent with the best interests of its Clients.  In this regard, BIM seeks to ensure that all votes are free from unwarranted and inappropriate influences.  Accordingly, BIM generally votes portfolio proxies in a uniform manner for its Clients and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, BIM generally view proxy voting as a way to enhance the value of the company’s stock held by the Clients.  Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, BIM’s primary consideration is the economic interests its Clients.

2.  Proxy Voting Agent

BIM may retain an independent third party proxy voting agent to assist BIM in its proxy voting responsibilities in accordance with these Policies and Procedures and in particular, with the Guidelines.  As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, BIM may consider the proxy voting agent’s research and analysis as part of BIM’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis.  BIM bears ultimate responsibility for how portfolio proxies are voted.  Unless instructed otherwise by BIM, the proxy voting agent, when retained, will vote each portfolio proxy in accordance with the Guidelines.   The proxy voting agent also will assist BIM in maintaining records of BIM’s portfolio proxy votes, including the appropriate records necessary for registered investment companies to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the Securities and Exchange Commission (“SEC”).

3.  Material Conflicts of Interest

BIM votes portfolio proxies without regard to any other business relationship between BIM and the company to which the portfolio proxy relates.  To this end, BIM must identify material conflicts of interest that may arise between a Client and BIM, such as the following relationships:

•                  BIM provides significant investment advisory or other services to a portfolio company or its affiliates (the “Company”) whose management is soliciting proxies or BIM is seeking to provide such services;

•                  BIM serves as an investment adviser to the pension or other investment account of the Company or BIM is seeking to serve in that capacity; or

•                  BIM and the Company have a lending or other financial-related relationship.

In each of these situations, voting against the Company management’s recommendation may cause BIM a loss of revenue or other benefit.

BIM generally seeks to avoid such material conflicts of interest by maintaining separate investment decision-making and proxy voting decision-making processes.  To further minimize possible conflicts of interest, BIM and the Committee employ the following procedures, as long as BIM determines that the course of action is consistent with the best interests of the Clients:

•                  If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, BIM will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to BIM on how to vote on the matter (i.e., case-by-case); or

•                  If the previous procedure does not provide an appropriate voting recommendation, BIM may retain an independent fiduciary for advice on how to vote the proposal or the Committee may direct BIM to abstain from voting because voting on the particular proposal is impracticable and/or is outweighed by the cost of voting.

4.  Certain Foreign Securities

Portfolio proxies relating to foreign securities held by Clients are subject to these Policies and Procedures.  In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact to the security, such as “share-blocking.”  If BIM votes on the portfolio proxy, share-blocking may prevent BIM from selling the shares of the foreign security for a period of time.  In determining whether to vote portfolio proxies subject to such restrictions, BIM, in consultation with the Committee, considers whether the vote, either in itself or together with the votes of other shareholders, is expected to affect the value of the security that outweighs the cost of voting.  If BIM votes on a portfolio proxy and during the “share-blocking period,” BIM would like to sell the affected foreign security, BIM, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

C.  Fund Board Reporting and Recordkeeping

BIM will prepare periodic reports for submission to the Boards of Directors of its affiliated funds (the “Brookfield Funds”) describing:

•                  any issues arising under these Policies and Procedures since the last report to the Brookfield Funds’ Boards of Directors and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

•                  any proxy votes taken by BIM on behalf of the Brookfield Funds since the last report to the Brookfield Funds’ Boards of Directors that deviated from these Policies and Procedures, with reasons for any such deviations.

In addition, no less frequently than annually, BIM will provide the Boards of Directors of the Brookfield Funds with a written report of any recommended changes based upon BIM’s experience under these Policies and Procedures, evolving industry practices and developments in the applicable laws or regulations.

BIM will maintain all records that are required under, and in accordance with, the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, which include, but not limited to:

•                  these Policies and Procedures, as amended from time to time;

•                  records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;

•                  records of written client requests for proxy voting information and any written responses of BIM to such requests; and

•                  any written materials prepared by BIM that were material to making a decision in how to vote, or that memorialized the basis for the decision.

D.  Amendments to these Procedures

The Committee shall periodically review and update these Policies and Procedures as necessary.  Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Board of Directors of BIM and to the Boards of Directors/Trustees of the Brookfield Funds for review and approval.

E.  Proxy Voting Guidelines

Guidelines are available upon request.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Portfolio Manager

Craig Noble, CFA, is responsible for the day-to-day management of the Registrant. Mr. Noble is a Portfolio Manager across Brookfield Investment Management Inc. (the “Adviser”)’s global listed infrastructure strategies. He leads the Adviser’s global listed infrastructure business and oversees portfolio construction including execution of buy/sell decisions. He joined the Adviser’s parent company, Brookfield Asset Management Inc., in 2004 and moved to the Adviser in February 2008, bringing more than 12 years of experience in the infrastructure arena. Mr. Noble joined AMP Capital Brookfield (US) LLC (the “Sub-Adviser”), which is indirectly owned by the Adviser and AMP Capital Investors, an Australian investment manager affiliate, in October 2009. Mr. Noble holds the Chartered Financial Analyst designation and has a Masters degree from York University’s Schulich School of Business and a Commerce degree from Mount Allison University. He has served as Portfolio Manager of the Registrant since its inception.

Samuel Arnold, CFA, shares the day-to-day management of the Registrant with Craig Noble as of February 27, 2012. Mr. Arnold is a Director for the Adviser’s global infrastructure securities strategies. Mr. Arnold covers part of the North American infrastructure market and assists in growing the infrastructure opportunistic strategy. Mr. Arnold has seven years of infrastructure investing experience, including experience as a sell side analyst at Credit Suisse in the U.S. pipeline sector and as an analyst on a long/short energy infrastructure fund with Magnetar Capital LLC. Mr. Arnold is trained as an engineer and began his career at ExxonMobil in the U.S., focusing on the design, construction, and operation of energy infrastructure assets. Mr. Arnold holds the Chartered Financial Analyst designation and has an MBA from Tulane University.

Management of Other Accounts

The portfolio managers listed below manage other investment companies and/or investment vehicles and accounts in addition to the Registrant.  The table below shows the number of other accounts managed by Messrs. Noble and

Arnold, respectively, and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts.  For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed as of January 31, 2012	Total Assets in USD Millions	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
Craig Noble	Registered Investment Company	4	183.66	0	0
	Other Pooled Investment Vehicles	5	737.26	2	45.37
	Other Accounts	6	322.25	1	40.08

Samuel Arnold	Registered Investment Company	0	0	0	0
	Other Pooled Investment Vehicles	1	27.52	1	27.52
	Other Accounts	0	0	0	0

Share Ownership

The following table indicates the dollar range of securities of the Registrant owned by the Registrant’s portfolio managers as of December 30, 2011.

Dollar Range of Securities Owned
Craig Noble	$ 10,001 - $50,000
Samuel Arnold	$ 10,001 - $50,000

Portfolio Manager Material Conflict of Interest

Potential conflicts of interest may arise when a fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers of the Registrant.

These potential conflicts include:

Allocation of Limited Time and Attention.   A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as the case may be if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities.   If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity. In addition, in the event that a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

Pursuit of Differing Strategies.   At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds or accounts that he supervises. In addition to providing execution of trades, some brokers and dealers provide portfolio managers with brokerage and research services which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial for certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the investment adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research provided to the funds or accounts, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds or other accounts that the investment adviser manages. In addition, with respect to certain types of accounts, the investment adviser may be limited by the client concerning the selection of brokers or may be instructed to direct trades to particular brokers. In these cases, the investment adviser may place separate, non-simultaneous transactions in the same security for the Registrant and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Registrant or the other accounts.

Variation in Compensation.   A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities.   The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

The Adviser, the Sub-Adviser and the Registrant have adopted compliance policies and procedures that are reasonably designed to address the various conflicts of interest that may arise for the Adviser, the Sub-Adviser and the individuals that each employs.  For example, the Adviser and the Sub-Adviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Sub-Adviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts.  There is, however, no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may appear.

Portfolio Manager Compensation

The Registrant’s portfolio manager is compensated by the Adviser and the Sub-Adviser.  The portfolio managers are compensated based on the scale and complexity of their portfolio responsibilities, the total return performance of funds and accounts managed by the portfolio manager on an absolute basis and when compared to appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their portfolio teams and the teamwork displayed in working with other members of the Adviser and/or the Sub-Adviser. Since the portfolio managers are responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork. Base compensation for the portfolio managers varies in line with a portfolio manager’s seniority and position. The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of their firm or supervising various departments) includes consideration of the scope of such responsibilities and the portfolio manager’s performance in meeting them. Both the Adviser and the Sub-Adviser seek to compensate portfolio managers commensurate with their responsibilities and performance, and that is competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation also are influenced by the operating performance of the Adviser, the Sub-Adviser and their parent companies.

While the salaries of the portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year. Bonuses are determined on a discretionary basis by the senior executives of the Adviser and measured by individual and team-oriented performance guidelines. The amount of the Long Term Incentive Plan (LTIP) is approved annually and there is a rolling vesting schedule to aid in retention of key people. A key component of this program is achievement of client objectives in order to properly align interests with the Adviser’s and the Sub-Adviser’s clients. Further, the incentive compensation of all investment personnel who work on each strategy is directly tied to the relative performance of the strategy and its clients.

The compensation structure of the portfolio managers and other investment professionals has four primary components:

•                  A base salary;

•                  An annual cash bonus;

•                  If applicable, long-term compensation consisting of restricted stock units or stock options of the Adviser’s ultimate parent company, Brookfield Asset Management Inc.; and

•                  If applicable, long-term compensation consisting of restricted stock units in private funds managed by the investment professional.

The portfolio managers also receive certain retirement, insurance and other benefits that are broadly available to all employees. Compensation of the portfolio managers is reviewed on an annual basis by senior management.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)           The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b)           As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)       None.

(2)      A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

(3)      None.

(b)           A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

By:	/s/ Kim G. Redding
Kim G. Redding
Principal Executive Officer

Date: March 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kim G. Redding
Kim G. Redding
Principal Executive Officer

Date: March 7, 2012

By:	/s/ Steven M. Pires
Steven M. Pires
Treasurer and Principal Financial Officer

Date: March 7, 2012